                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   July 12, 2001


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


            DELAWARE                    1-7882           94-1692300
            --------                    ------           ----------
   (State or other jurisdiction      (Commission       (I.R.S. Employer
         of incorporation)          File Number)     Identification No.)



           One AMD Place,
           P.O. Box 3453
        Sunnyvale, California                               94088-3453
        ---------------------                               ----------
(address of principal executive offices)                    (Zip Code)


     Registrant's telephone number,
         including area code:                              (408) 732-2400
                                                            -------------

Item 5.  Other Events.
-------  -------------

     On July 12, 2001, Advanced Micro Devices, Inc. (the "Company") announced its second quarter sales. The Company reported sales of $985,264,000 and net income of $17,352,000 for the quarter ended July 1, 2001. Net income amounted to $0.05 per diluted share, on 341 million fully diluted shares outstanding. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)  Exhibits

     Number        Exhibit
     ------        -------

     99.1    Press release dated July 12, 2001.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED MICRO DEVICES, INC.



Date:  July 18, 2001             By:  /s/ Robert J. Rivet
                                      ------------------------------------------
                                          Robert J. Rivet
                                          Senior Vice President, Chief Financial
                                          Officer

                                 Exhibit Index
                                 -------------


     Number              Exhibit
     ------              -------

     99.1    Press release dated July 12, 2001.